Exhibit 10.9

Execution Version
AMENDMENT NO. 1 (this “Amendment”), dated as of October 4, 2016, by and among NUANCE COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), to the Revolving Credit Agreement dated as of April 15, 2016 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the LENDERS party thereto from time to time, the Administrative Agent and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, the parties hereto wish to amend the Credit Agreement as described herein;
WHEREAS, Section 9.08 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Credit Agreement for certain purposes;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendment.
(a)    Section 1.01 of the Credit Agreement is hereby amended by:
(i)replacing the definition of “Alternate Currency” in its entirety with the following:
“Alternate Currency” shall mean each of euros, pounds, yen, Canadian dollars, Australian dollars and each other currency (other than Dollars) that is a lawful currency that is readily available and freely transferable and convertible into Dollars as shall be agreed from time to time between each applicable Issuing Bank and the Borrower.
(ii)adding the following definitions to such Section in alphabetical order:
“Australian dollars” shall mean the lawful money of the Commonwealth of Australia.
“Requirements of Law” shall mean, collectively, all international, foreign, federal, state and local common law, statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or ad-ministration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
Section 2.    Representations and Warranties. The Borrower represents and war-rants to the Administrative Agent and each of the Lenders that:
(a)    The execution and delivery of this Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part of the Borrower. This Amendment has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing. This Amendment will not violate any Requirement of Law, will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, in each case, except as could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the rights and remedies of the Administrative Agent and the Lenders.

(b)    After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(c)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3.    Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and (ii) each of the following conditions shall have been satisfied in accordance with the terms thereof:
(a)the representations and warranties set forth in Section 2 hereof shall be true and correct as of the Amendment Effective Date;
(b)the Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP as counsel to the Administrative Agent); and
(c)the Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Amendment Effective Date, certifying compliance with the condition set forth in clause (a) of this Section 3.
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.07, 9.11 and 9.15 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
Section 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent, any Issuing Bank or the Swingline Lender, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended hereby. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NUANCE COMMUNICATIONS, INC.

By: /S/ T.F. Chagnon
Name: T.F. Chagnon
Title:

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent and a Lender,
By: /s/ Mathew Cybul
Name: Mathew Cybul
Title: Assistant Vice President

[Signature page to Amendment No. 1]

AMENDMENT TO
THE NUANCE COMMUNICATIONS, INC. REVOLVING CREDIT AGREEMENT

THE UNDERSIGNED LENDER:

X Consents to Amendment

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

[If a second signature is necessary:

By:
Name:
Title:]

Existing Revolving Facility Commitment amount1: $25,000,000

I For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.

[Signature Page to Amendment No. I]

AMENDMENT TO
THE NUANCE COMMUNICATIONS, INC. REVOLVING CREDIT AGREEMENT

THE UNDERSIGNED LENDER:
X Consents to Amendment
CITIBANK, N.A,
By: /s/ James Cahow
Name: James Cahow
Title: Director and Vice President

Existing Revolving Facility Commitment amount1: $20,000,000

1For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.
[Signature Page to Amendment No. 1]

AMENDMENT TO
THE NUANCE COMMUNICATIONS, INC. REVOLVING CREDIT AGREEMENT
THE UNDERSIGNED LENDER:
X Consents to Amendment

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By: /s Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Existing Revolving Facility Commitment amount1: $35,000,000.00

1For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.
Signature Page to Amendment No. 1

AMENDMENT TO
THE NUANCE COMMUNICATIONS, INC. REVOLVING CREDIT AGREEMENT

THE UNDERSIGNED LENDER:

X Consents to Amendment
ROYAL BANK OF CANADA ,
(Name of Institution)

By: /s/ Sheldon Pinto
Name: Sheldon Pinto
Title: Authorized Signatory
Existing Revolving Facility Commitment amount1: $25,000,000

1For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.
[Signature Page to Amendment No. 1]

AMENDMENT TO
THE NUANCE COMMUNICATIONS, INC. REVOLVING CREDIT AGREEMENT
THE UNDERSIGNED LENDER:
X Consents to Amendment
SunTrust Bank,
By: /s/ Johnetta Bush
Name: Johnetta Bush
Title: Vice President

Existing Revolving Facility Commitment amount1: $25,000,000

1For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.

[Signature Page to Amendment No. 1]